[MassMutual Financial Group Letterhead Appears Here]

September 7, 2006

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	MML Bay State Variable Life Separate Account I

File No. 811-03542, CIK 000705189

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), MML Bay State Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report for the following underlying management investment companies: American Century Variable Portfolios, Inc., Variable Insurance Products Fund II, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds and T. Rowe Price Equity Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2006 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
American Century Variable Portfolios, Inc.	0000814680	8/23/2006
Variable Insurance Products Fund II	0000831016	8/28/2006
MML Series Investment Fund	0000067160	9/1/2006
MML Series Investment Fund II	0001317146	9/1/2006
Oppenheimer Variable Account Funds	0000752737	8/25/2006
T. Rowe Price Equity Series, Inc.	0000918294	8/24/2006

Additionally, the binder covers, cover letter and table of contents are included with this filing.

Very truly yours,

/s/ CRAIG WADDINGTON
Craig Waddington
Vice President and Actuary